UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

November 24, 2021

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The Company is a party to, and has issued multiple series of subordinated notes under, a Subordinated Indenture dated as of August 22, 2016 (the “Base Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture dated as of August 22, 2016 between the Company and the Trustee (the “First Supplemental Indenture”), that certain Second Supplemental Indenture dated as of August 22, 2016 between the Company and the Trustee (the “Second Supplemental Indenture”), that certain Third Supplemental Indenture dated as of September 3, 2020 between the Company and the Trustee (the “Third Supplemental Indenture”), and that certain Fourth Supplemental Indenture dated as of November 23, 2021 between the Company and the Trustee (the “Fourth Supplemental Indenture”; and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”).

On November 24, 2021, the Company and the Trustee executed and delivered a First Amendment to Third Supplemental Indenture dated as of November 24, 2021 to clarify an ambiguity in the Third Supplemental Indenture relating to the Company’s ability to issue additional subordinated notes under the Indenture.

The foregoing description of the First Amendment to Third Supplemental Indenture is qualified in its entirety by reference to the complete text of the First Amendment to Third Supplemental Indenture, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference and the Base Indenture and the Third Supplemental Indenture, which are incorporated herein by reference as Exhibits 4.1 and 4.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

4.1	Subordinated Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee, incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K of Renasant Corporation filed with the SEC on August 22, 2016.

4.2	Third Supplemental Indenture dated September 3, 2020 between Renasant Corporation and Wilmington Trust, National Association, as Trustee, incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K of Renasant Corporation filed with the SEC on September 3, 2020.

4.3	First Amendment to Third Supplemental Indenture dated November 24, 2021 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

104	The cover page of Renasant’s Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: November 24, 2021	By:	/s/ C. Mitchell Waycaster
C. Mitchell Waycaster
President and Chief Executive Officer